UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT




     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): April 9, 2002




                        PIONEER NATURAL RESOURCES COMPANY
                       -----------------------------------
             (Exact name of Registrant as specified in its charter)



          DELAWARE                      1-13245               75-2702753
-------------------------------       ------------       ---------------------
(State or other jurisdiction of        Commission           (I.R.S. Employer
incorporation or organization)         File Number       Identification Number)



5205 N. O'CONNOR BLVD., SUITE 1400, IRVING, TEXAS                 75039
-------------------------------------------------              -----------
   (Address of principal executive offices)                    (Zip code)



       Registrant's Telephone Number, including area code : (972) 444-9001



                                 Not applicable
     ---------------------------------------------------------------------
              (Former name, former address and former fiscal year,
                          if changed since last report)

                        PIONEER NATURAL RESOURCES COMPANY

                                TABLE OF CONTENTS


                                                                      Page

Item 7.  Financial Statements, Pro Forma Financial
         Information and Exhibits:

         (c)  Exhibits............................................      3

Item 9.  Regulation FD Disclosure.................................      3

Signatures........................................................      5

Exhibit Index.....................................................      6

                        PIONEER NATURAL RESOURCES COMPANY


ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

       (c)  Exhibits

            99.1   News Release dated April 9, 2002
            99.2   News Release dated April 9, 2002
            99.3   News Release dated April 9, 2002

ITEM 9.     REGULATION FD DISCLOSURE

       The information in this document includes forward-looking statements that are made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements, and the business prospects of Pioneer Natural Resources Company (the "Company"), are subject to a number of risks and uncertainties which may cause the Company's actual results in future periods to differ materially from the forward-looking statements. These risks and uncertainties include, among other things, volatility of oil and gas prices, product supply and demand, competition, international operations and associated international political and economic instability, government regulation or action, litigation, the costs and results of drilling and operations, the Company's ability to replace reserves or implement its business plans, access to and cost of capital, uncertainties about estimates of reserves, quality of technical data, and environmental risks. These and other risks are described in the Company's 2001 Annual Report on Form 10-K that is available from the Company or the Securities and Exchange Commission.

       Within this Current Report on Form 8-K, the following oil and gas terms have specific meanings: "Bbl" means a standard barrel of 42 United States gallons; "MMBtu" means one million British thermal units and is an energy equivalent measure of natural gas; "Mcf" means one thousand cubic feet and is a measure of natural gas volume; and, "NYMEX" means The New York Mercantile Exchange.

       On April 9, 2002, the Company issued three news releases. The three April 9 news releases are attached hereto as exhibits 99.1, 99.2 and 99.3 and provide the following information:

       o a news release updating the Company's first quarter 2002 outlook based on current expectations and partial quarter results, outlining recent developments in Argentina and providing information on the status of the Company's hedging program.

       o a news release announcing that the Company has purchased an additional 30% working interest in the Falcon field development and associated acreage in the deepwater Gulf of Mexico for $55 million; signed an agreement to purchase the remaining 23% of the rights it does not already own in its core area West Panhandle field in the Texas Panhandle and is in final negotiations on another agreement to acquire the related West Panhandle field gathering system for a total purchase price of $138 million; and the Company's intention to publicly offer and sell 10,000,000 newly issued shares of its common stock to fund the acquisitions; and

       o a news release announcing that the Company's Awena Marin-1 well drilled in the shallow water offshore Gabon has successfully extended the Olowi Field and providing an update on the Company's other exploration activity.

       The following table summarizes, as of April 8, 2002, the Company's (i) open oil hedge positions, (ii) open gas hedge positions and (iii) deferred gains and losses on terminated commodity hedges. Deferred gains and losses on terminated commodity hedges will be recognized as increases or decreases to oil and gas revenues during the periods in which the hedges were originally scheduled to mature.

                        PIONEER NATURAL RESOURCES COMPANY
                    SUPPLEMENTAL COMMODITY HEDGE INFORMATION
                               AS OF APRIL 8, 2002

                            Open Oil Hedge Positions

                                                    2002                              2003
                             ----------------------------------------------------   --------
                              First     Second     Third      Fourth
                             Quarter    Quarter    Quarter    Quarter      Year
                             --------   --------   --------   --------   --------
Daily oil production:
  Swaps:
  Existing Volume (Bbl)....    17,000      8,000      8,000      5,000     9,463       2,975
  NYMEX price..............  $  27.41   $  26.35   $  24.76   $  24.45   $ 26.23    $  24.02
  New Volume (Bbl).........       -        6,341     13,000     14,000     8,386      10,000
  NYMEX price..............             $  24.59   $  23.34   $  23.46   $ 23.63    $  24.13

  Collars:
  Volume (Bbl).............     6,000      6,000        -          -       2,975         -
  NYMEX price:
     Ceiling...............  $  28.61   $  28.61                         $ 28.61
     Floor.................  $  25.00   $  25.00                         $ 25.00


                            Open Gas Hedge Positions

                                                    2002                              2003       2004       2005
                             ----------------------------------------------------   --------   --------   --------

                              First     Second     Third      Fourth
                             Quarter    Quarter    Quarter    Quarter      Year
                             --------   --------   --------   --------   --------
Daily gas production:
  Swaps:
  Existing Volume (Mcf)....   140,000    140,000    190,000    190,000    165,205        -          -           -
  NYMEX Price* (MMBtu).....  $   4.35   $   4.35   $   4.25   $   4.25   $   4.30
  New Volume (Mcf).........       -          -          -          -          -       40,000     95,000      70,000
  NYMEX Price* (MMBtu).....                                                         $   3.55   $   3.65    $   3.70

  Collars:
  Existing Volume (Mcf)....    20,000     20,000     20,000     20,000     20,000        -          -           -
  NYMEX Price* (MMBtu):
     Ceiling...............  $   6.00   $   6.00   $   6.00   $   6.00   $   6.00
     Floor.................  $   4.50   $   4.50   $   4.50   $   4.50   $   4.50
  New Volume (Mcf).........       -       50,000     83,152    100,000     58,630        -          -           -
  NYMEX Price* (MMBtu):
     Ceiling...............             $   3.10   $   3.20   $   3.20   $   3.18
     Floor.................             $   2.45   $   2.50   $   2.50   $   2.48

      Deferred Gains (Losses) on Terminated Commodity Hedges (in thousands)

                                                    2002                              2003       2004       2005
                             ----------------------------------------------------   --------   --------   --------

                              First     Second     Third      Fourth
                             Quarter    Quarter    Quarter    Quarter      Year
                             --------   --------   --------   --------   --------
Oil**......................  $  2,302   $  1,640   $    -     $    -     $  3,942   $    -     $    -     $    -
Gas**......................   (11,390)   (11,516)   (11,643)   (11,643)   (46,192)   72,546      43,230      1,220
                              -------    -------    -------    -------    -------    ------     -------    -------

                             $ (9,088)  $ (9,876)  $(11,643)  $(11,643)  $(42,250)  $72,546    $ 43,230   $  1,220
                              =======    =======    =======    =======   ========    ======     =======    =======

*    Approximate, based on historical differentials to index prices.
** Cash has been paid on deferred hedge losses and received on deferred hedge gains except for the following: (i) a $1.6 million receivable for the 2002 oil hedge gains, (ii) a $7.4 million payable for certain 2002 gas hedge losses and (iii) a $1.3 million receivable for certain of the 2003 gas hedge gains.

                        PIONEER NATURAL RESOURCES COMPANY

                               S I G N A T U R E S

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              PIONEER NATURAL RESOURCES COMPANY




Date:   April 9, 2002         By:     /s/ RICH DEALY
                                    ------------------------------------------
                                             Rich Dealy
                                    Vice President and Chief Accounting Officer

                        PIONEER NATURAL RESOURCES COMPANY

                                  EXHIBIT INDEX


Exhibit No.             Description

   99.1*                News Release dated April 9, 2002
   99.2*                News Release dated April 9, 2002
   99.3*                News Release dated April 9, 2002

-------------
* filed herewith

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